EXHIBIT 23
                                                                      ----------

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

DRYCLEAN USA, Inc.
Miami, Florida

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8 (File No.  333-37574,  333-37576  and  333-37582) of our
report dated September 10, 2003 relating to the consolidated financial statements of DRYCLEAN USA, Inc. appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

                                                     BDO Seidman, LLP

Miami, Florida
September 29, 2003